Exhibit 99.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of May 21, 2009, by and among Evercore LP, a Delaware limited partnership (the “Partnership”), Evercore Partners Inc., a Delaware corporation, as general partner of the Partnership (the “General Partner”), and Ralph L. Schlosstein (the “Investor”) and Jane Hartley, as the Trustee of the Ralph L. Schlosstein 1998 Long-Term Trust under agreement dated as of February 2, 1998, between Ralph L. Schlosstein, as Donor, and Jane Hartley, as Trustee (the “Trust”) and, together with the Investor, the “Investors”). Capitalized terms used herein but not defined herein shall have the meaning set forth in the Partnership Agreement (as defined below)

RECITALS

WHEREAS, the Investors are willing to purchase, and the Partnership is willing to sell to the Investors, on the terms and subject to the conditions set forth herein, 1,391,466 newly issued Class B-3 Units of the Partnership (the “Class B-3 Units”) having the rights, powers, duties and preferences set forth in the Amended and Restated Limited Partnership Agreement, dated as of August 7, 2006, as supplemented by the Supplement to the Amended and Restated Limited Partnership Agreement on August 7, 2006, and as amended by Amendment No. 1 to the Amended and Restated Limited Partnership Agreement dated as of May 9, 2007 and Amendment No. 2 to the Amended and Restated Limited Partnership Agreement, the form of which is attached hereto as Exhibit A (“Amendment No. 2”) (collectively, as amended, supplemented or modified from time to time, the “Partnership Agreement”) and two (2) shares of Class B Common Stock, par value $.01 per share, of the General Partner (the “Class B Shares”).

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Sale and Purchase of the Class B-3 Units and the Class B Shares; Admission.

(a) Upon the terms and subject to the conditions of this Agreement, the Investor hereby subscribes for and agrees to purchase 927,644 Class B-3 Units for a purchase price of $10,000,000 (the “Investor Subscription Amount”), to be wired by the Investor in immediately available funds to the account notified by the Partnership to the Investor. In consideration for the transfer, contribution and delivery of such Subscription Amount, the Partnership hereby agrees to issue 927,644 Class B-3 Units to the Investor and admit the Investor as a limited partner of the Partnership. Upon the terms and subject to the conditions of this Agreement, the Trust hereby subscribes for and agrees to purchase 463,822 Class B-3 Units for a purchase price of $5,000,000 (the “Trust Subscription Amount” and, together with the Investor Subscription Amount, the “Subscription Amounts”), to be wired by the Trust in immediately available funds to the account notified by the Partnership to the Trust. In consideration for the transfer, contribution and delivery of the Trust Subscription Amount, the Partnership hereby agrees to issue 463,822 Class B-3 Units to the Trust and admit the Trust as a limited partner of the Partnership. In addition, and in further consideration of the transfer, contribution and delivery of the Subscription Amounts, the Partnership hereby agrees to sell to each Investor one Class B Share. Unless the General Partner of the Partnership and the Investors otherwise agree, payment for and delivery of the Class B-3 Units and the Class B Shares shall occur on Wednesday, May 27, 2009.

(b) Upon the issuance to the Investors of the Class B-3 Units, each Investor shall be admitted to the Partnership as a limited partner of the Partnership and each Investor hereby agrees to be bound by the terms and conditions of the Partnership Agreement and agrees to execute any documents or agreements required by the General Partner of the Partnership in connection with its subscription and admission as a limited partner of the Partnership, including a counterpart of the Partnership Agreement.

2. Representations and Warranties of the Partnership.

The Partnership represents and warrants to the Investors, as of the date hereof, that:

(a) The Partnership is a limited partnership, validly existing and in good standing under the laws of the State of Delaware and has the full power, authority and legal right to execute, deliver and perform this Agreement and to consummate the transactions contemplated herein.

(b) This Agreement has been duly executed and delivered by or on behalf of the Partnership and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies.

(c) The Class B-3 Units, when issued upon payment in full of the Subscription Amount therefor, will be duly authorized, validly issued, fully paid and non-assessable, except as may be otherwise set forth in the Partnership Agreement or applicable law.

(d) The Class B Shares are duly authorized, validly issued, fully paid and non-assessable.

(e) Neither the Partnership, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act of 1933) in connection with the offer or sale of the Class B-3 Units or the Class B Shares.

3. Representations and Warranties of Investor.

Each Investor represents and warrants, as of the date hereof, that:

(a) Such Investor has full legal capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized (if applicable), executed and delivered by such Investor and is the legal, valid and binding obligation of such Investor enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies.

(b) Such Investor acknowledges and agrees that it previously has been furnished with the Partnership Agreement, including Amendment No. 2.

(c) Such Investor has been advised that the Class B-3 Units are subject to restrictions upon transfer as set forth in the Partnership Agreement. In addition, the Class B-3

Units and the Class B Shares have not been registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor is aware that the General Partner and the Partnership are under no obligation to effect any such registration with respect to the Class B-3 Units or the Class B Shares or to file for or comply with any exemption from registration. Such Investor is purchasing the Class B-3 Units and the Class B Share to be acquired by such Investor hereunder for its own account for investment purposes only and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act. Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Investor is an “accredited investor” (as that term is defined in Regulation D under the Securities Act) or the sale of the Class B-3 Units and the Class B Share to such Investor otherwise satisfies an exemption from the registration requirements of the Securities Act.

4. Miscellaneous.

(a) Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding among the parties hereto with respect to the subject matter hereof. The parties hereto acknowledge and agree that the provisions of the Partnership Agreement apply to the issuance of the Class B-3 Units and that the Class B-3 Units, upon issuance, will be subject to the terms, conditions, rights and obligations contained in the Partnership Agreement.

(b) Amendment; Waiver.

(i) This Agreement can be amended only by an instrument in writing signed by each of the parties hereto. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party against whom the waiver is to be effective.

(ii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

(c) No Third Party Beneficiaries; Assignment. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and successors and nothing herein, express or implied, is intended to or shall confer upon any other person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties and any attempted assignment shall be null and void and of no force or effect.

(d) Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 4(d).

(e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the addresses specified in Section 11.02 of the Partnership Agreement.

(f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERAL PARTNER

EVERCORE PARTNERS INC.

By:	/s/ Robert B. Walsh
Name:	Robert B. Walsh
Title:	Chief Financial Officer

PARTNERSHIP

EVERCORE LP

By:	Evercore Partners Inc., its general partner

By:	/s/ Robert B. Walsh
Name:	Robert B. Walsh
Title:	Chief Financial Officer

INVESTOR

/s/ Ralph L. Schlosstein
Ralph L. Schlosstein

TRUST

TRUSTEE OF THE RALPH L. SCHLOSSTEIN

1998 LONG-TERM TRUST UNDER

AGREEMENT DATED AS OF FEBRUARY 2,

1998, BETWEEN RALPH L. SCHLOSSTEIN,

AS DONOR, AND JANE HARTLEY, AS

TRUSTEE

By:	/s/ Jane Hartley, Trustee
Name:	Jane Hartley
Title:	Trustee

[Signature Page to Subscription Agreement]